May 27, 2020

BNY MELLON U.S. MORTGAGE FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's summary prospectus and prospectus:

Effective June 1, 2020, the fund's investment adviser, BNY Mellon Investment Adviser, Inc. has agreed, until November 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund's Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of ..80%, 1.55%, .55%, .55% and .70%, respectively.  On or after November 30, 2020, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time.